UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 14, 2016

CLEAN ENERGY FUELS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33480	33-0968580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4675 MacArthur Court, Suite 800, Newport Beach, California	92660
(Address of Principal Executive Offices)	Zip Code

(949) 437-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On July 14, 2016, Clean Energy Fuels Corp. (the “Company”) entered into separate privately negotiated exchange agreements with each of the holders (collectively, the “Holders”) of the Company’s then-outstanding 7.5% Convertible Notes due 2016 (the “Notes”). Pursuant to the terms of each exchange agreement, each Holder exchanged its Note and all amounts due and owing thereunder for (i) a specified number of shares of the Company’s common stock (collectively, the “Shares”), plus (ii) an amount in cash equal to the total amount due and owing under such Holder’s Note less the value of the Shares issued to such Holder, with such Share value calculated based on the average per share volume-weighted average price for the Company’s common stock for the 15 trading days prior to, and excluding, the closing date of the exchange transactions.

The exchange transactions contemplated by the exchange agreements closed on July 15, 2016, at which time the Company issued an aggregate of 14.0 million Shares and paid an aggregate of $37.9 million in cash, plus $0.2 million for accrued and unpaid interest, in exchange for all outstanding Notes and all amounts due and owing thereunder, totaling an aggregate of $85.2 million in outstanding principal amount and accrued and unpaid interest. As of the closing of the exchange transactions, no amounts remain due and owing under the Notes and all Notes have been terminated and cancelled in full.

The foregoing description of the exchange agreements does not purport to be complete and is qualified in its entirety by the full text of the form of exchange agreement, which is filed as Exhibit 10.115 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02                                           Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Shares were issued to “accredited investors” within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and were offered and sold in reliance upon the exemption from registration afforded by Section 3(a)(9) of the Securities Act.

Item 8.01                                           Other Events.

On July 15, 2016, the Company issued a press release related to the exchange agreements. This description is qualified in its entirety by reference to the full text of the press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

10.115	Form of Exchange Agreement by and between the Company and each Holder

99.1	Press Release, dated July 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2016		CLEAN ENERGY FUELS CORP.

	By:	/s/ Andrew J. Littlefair
		Name:	Andrew J. Littlefair
		Title:	President and Chief Executive Officer